UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                    -----------------------------------------


                                    FORM 8-K



                                 CURRENT REPORT


REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


             Date of Report (Date of event reported) August 15, 2000



                           Commission File No. 0-25766


                     Community Bank Shares of Indiana, Inc.


             (Exact name of registrant as specified in its charter)



             Indiana                                    35-1938254
            (State or other jurisdiction of       (I.R.S. Employer
             incorporation or organization)  Identification Number)



      101 West Spring St., PO Box 939, New Albany, Indiana        47150
     (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code 1-812-944-2224
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Item 5. Other Events

(a) As detailed in the following press release (see Exhibit 22), Michael L. Douglas has stepped down as President and CEO of Community Bank Shares, Inc. (the "Company"). James D. Rickard was appointed the new President and CEO of the Company. Mr. Douglas will serve as Executive Vice President and Chief Operating Officer for Community Bank Shares of Indiana, Inc. and President and Chief Executive Officer for Community Bank until Douglas' retirement in early 2001.

                     COMMUNITY BANK SHARES OF INDIANA, INC.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized


                                                     COMMUNITY BANK SHARES
                                                     OF INDIANA, INC.
                                                     (Registrant)



     Dated    August 23, 2000           BY:     /S/  James D. Rickard
     -------------------------------            ---------------------
                                                     James D. Rickard
                                                     President and CEO


     Dated    August 23, 2000           BY:     /S/ Paul A. Chrisco
     -------------------------------            ---------------------
                                                    Paul A. Chrisco
                                                    Chief Accounting Officer
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